Exhibit 99(p) (Item 27(p)) – Powers of Attorney

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Ron J. Tanner, Jay Lemoncelli

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this _16_ day of __October__, 2025, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Lindsey A. Bollinger
Lindsey A. Bollinger
President and Chief Executive Officer
Venerable Insurance and Annuity Company

Notary

Commonwealth of Pennsylvania
County of Chester

On the _16th_ day of__October__ in the year 2025, before me, the undersigned, personally appeared Lindsey A. Bollinger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

___/s/ Marie L. Watson_____________________________	Name: __Marie L. Watson________________________
Notary Public	Notary Public in: ___Pennsylvania__________________
No: __1330853_________________________________
(Seal)	Qualified in: ___Pennsylvania_____________________

Member, Pennsylvania Association of Notaries	My commission expires ___May 13, 2026____________

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is her general durable power of attorney and that she had willingly signed and that she executed it as his free and voluntary act for the purposes therein expressed.

__/s/ Bertina Whitaker-Fry__________________________	Name: __ Bertina Whitaker-Fry _____________________
Witness #1	Address: __1475 Dunwoody Drive___________________
__________West Chester, PA 19380_________________

__/s/ Haley Taylor_________________________________	Name: ___ Haley Taylor ___________________________
Witness #2	Address: __1475 Dunwoody Drive___________________
__________West Chester, PA 19380_________________

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this _22_ day of __August__, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Gregory S. Smith, Jr.
Gregory S. Smith, Jr.
Senior Vice President and Chief Accounting Officer

Notary

Commonwealth of Pennsylvania
County of Chester

On the _22nd_ day of _August_ in the year _2023_, before me, the undersigned, personally appeared Gregory S, Smith, Jr , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

__/s/ Marie L. Watson______________________________	Name: __ Marie L. Watson ________________________
Notary Public	Notary Public in: _Pennsylvania_____________________
No: __1330853__________________________________
(Seal)	Qualified in: ___Chester County____________________
Member, Pennsylvania Association of Notaries	My commission expires May 13, 2026

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

___/s/ Sharon Grant_______________________________	Name: ___ Sharon Grant __________________________
Witness #1	Address: __1475 Dunwoody Dr._____________________
__________West Chester, PA 19380_________________

___/s/ Lori L. DeMarco_____________________________	Name: ____ Lori L. DeMarco _______________________
Witness #2	Address: __1475 Dunwoody Drive___________________
__________West Chester, PA 19380_________________

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this _22_ day of __August__, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ David P. Wiland
David P. Wiland
Executive Vice President and Chief Financial Officer

Notary

Commonwealth of Pennsylvania
County of Chester

On the _22_ day of _August_ in the year _2023_, before me, the undersigned, personally appeared David P. Wiland, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

__/s/ Marie L. Watson______________________________	Name: __ Marie L. Watson ________________________
Notary Public	Notary Public in: _Pennsylvania_____________________
No: __1330853__________________________________
(Seal)	Qualified in: ___Chester County____________________
Member, Pennsylvania Association of Notaries	My commission expires May 13, 2026

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

___/s/ Sharon Grant_______________________________	Name: ___ Sharon Grant __________________________
Witness #1	Address: __1475 Dunwoody Dr._____________________
__________West Chester, PA 19380_________________

___/s/ Lori L. DeMarco_____________________________	Name: ____ Lori L. DeMarco _______________________
Witness #2	Address: __1475 Dunwoody Drive___________________
__________West Chester, PA 19380_________________

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this __14th_____ day of __August__, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Peter C. Aberg
Peter C. Aberg
Director

Notary

State of New York
County New York

On the _14_ day of __August__ in the year _2023_, before me, the undersigned, personally appeared Peter C. Aberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

__/s/ Alina M. Diaz_______________________________	Name: __ Alina M. Diaz____________________________
Notary Public	Notary Public in: _State of New York__________________
No: _#01D16030847______________________________
(Seal)	Qualified in: _New York County_____________________
Commission Expires Sept. 20, 2025__________________

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

_/s/ Frederick Hanser_______________________________	Name: Frederick Hanser____________________________
Witness #1	Address: _80 Park Ave_____________________________
_________New York, NY 10016______________________

_/s/ Jonathan Rano_________________________________	Name: Jonathan Rano_____________________________
Witness #2	Address: _10 Liberty Street_________________________
_________NY NY 10005____________________________

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this _10th_ day of _August_, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Daniel G. Kilpatrick
Daniel G. Kilpatrick
Director

Notary

State of New York
County New York

On the _10th_ day of _August_ in the year _2023_, before me, the undersigned, personally appeared Daniel G. Kilpatrick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

___/s/ Angela M. Schwartz___________________________	Name: Angela M. Schwartz_________________________
Notary Public	Notary Public in:_New York State____________________
No: _01MO6076727_______________________________
(Seal)	Qualified in: _West Chester County___________________

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

__/s/ Alicia Wilson__________________________________	Name: _Alicia Wilson______________________________
Witness #1	Address: _4 South Rd______________________________
_________Kent, CT 06757__________________________

__/s/ Jennifer Pendergraft____________________________	Name: _Jennifer Pendergraft_______________________
Witness #2	Address: _93 Hauxhurst Ave________________________
________Weehawken NJ 07086_____________________

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this _16th_ day of _August_, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Brenna Haysom Romando
Brenna Haysom Romando
Director

Notary

State of New York
County New York

On the _16_ day of _August_ in the year _2023_, before me, the undersigned, personally appeared Brenna Haysom Romando, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

__/s/ Sachin S. Shah_________________________________	Name: Sachin Shah______________________________
Notary Public	Notary Public in: _State of New York_________________
No: _01SH6442994_______________________________
(Seal)	Qualified in: _West Chester County__________________
Commission Expires October 24, 2026________________

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

___/s/ Dhruv Vyas_________________________________	Name: _ Dhruv Vyas______________________________
Witness #1	Address: _9 West 57th St.__________________________
_________New York, NY 10019_____________________

___/s/ Joseph Costa________________________________	Name: _Joseph Costa_____________________________
Witness #2	Address: __9 West 57th St__________________________
__________NY, NY 10019__________________________

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this _11th_ day of _August_, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Nedim Sadaka
Nedim (Ned) Sadaka
Director

Notary

State of New York
County Suffolk

On the _11th_ day of _August_ in the year _2023_, before me, the undersigned, personally appeared Nedim (Ned) Sadaka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

__/s/ Kevin Rodriguez Osorio________________________	Name: Kevin Rodriguez Osorio______________________
Notary Public	Notary Public in: _New York_________________________
No: _01RO6416209_______________________________
(Seal)	Qualified in: __Suffolk_____________________________
Term Expires April 12, 2025________________________

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

__/s/ Lawrence Sadaka_____________________________	Name: _Lawrence Sadaka__________________________
Witness #1	Address: _981 Amherst Avenue_____________________
________Los Angeles, CA 90049____________________

__/s/ Jane Dresner Sadaka___________________________	Name: _Jane Dresner Sadaka_______________________
Witness #2	Address: _895 Park Ave, 6B________________________
________New York NY 10075______________________

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this _16th_ day of _August_, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Howard L. Shecter
Howard L. Shecter
Director

Notary

State of New York
County New York

On the _16_ day of _August_ in the year _2023_, before me, the undersigned, personally appeared Howard L. Shecter, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

__/s/ Sachin S. Shah_________________________________	Name: Sachin Shah______________________________
Notary Public	Notary Public in: _State of New York_________________
No: _01SH6442994_______________________________
(Seal)	Qualified in: _West Chester County__________________
Commission Expires October 24, 2026________________

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

___/s/ Dhruv Vyas_________________________________	Name: _ Dhruv Vyas______________________________
Witness #1	Address: _9 West 57th St.__________________________
_________New York, NY 10019_____________________

___/s/ Joseph Costa________________________________	Name: _Joseph Costa_____________________________
Witness #2	Address: __9 West 57th St__________________________
__________NY, NY 10019__________________________

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this _16_ day of _August_, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Vishal N. Sheth
Vishal N. Sheth
Director

Notary

State of New York
County New York

On the _16_ day of _August_ in the year _2023_, before me, the undersigned, personally appeared Vishal N. Sheth, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

__/s/ Sachin S. Shah_________________________________	Name: Sachin Shah______________________________
Notary Public	Notary Public in: _State of New York_________________
No: _01SH6442994_______________________________
(Seal)	Qualified in: _West Chester County__________________
Commission Expires October 24, 2026________________

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

___/s/ Dhruv Vyas_________________________________	Name: _ Dhruv Vyas______________________________
Witness #1	Address: _9 West 57th St.__________________________
_________New York, NY 10019_____________________

___/s/ Joseph Costa________________________________	Name: _Joseph Costa_____________________________
Witness #2	Address: __9 West 57th St__________________________
__________NY, NY 10019__________________________

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Insurance and Annuity Company, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statements for the variable annuities and/or variable life insurance contracts identified below (”Contracts”) issued through the Separate Accounts listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statements or to deregister any of the entities (including any issuing Separate Account) associated with the issuance of any such Contracts.  By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Contracts and Registration Statements.

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay M. Lemoncelli, Ron J. Tanner

REGISTERED SEPARATE ACCOUNTS AND CONTRACTS of Venerable Insurance and Annuity Company:

Separate Account B – 811-05626
333-133944	333-30180	333-28769	333-28755	333-28679	033-59261
333-202174	333-196391	333-124953	333-101481	333-90516	333-70600
333-66757	333-63692	333-57218	333-33914	033-34827	033-23351

Separate Account EQ – 811-08524
333-111686	333-273496	333-273497	333-273498

Separate Account U – 811-09026
333-111684	333-111685

Separate Account A – 811-05627
033-23458

Alger Separate Account A – 811-05790
033-27766

I hereby ratify and confirm on this _16_ day of _August_, 2023, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature

/s/ Jasjit Singh
Jasjit Singh
Director

Notary

State of New York
County New York

On the _16_ day of __August__ in the year _2023_, before me, the undersigned, personally appeared Jasjit Singh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

__/s/ Sachin S. Shah_________________________________	Name: Sachin Shah______________________________
Notary Public	Notary Public in: _State of New York_________________
No: _01SH6442994_______________________________
(Seal)	Qualified in: _West Chester County__________________
Commission Expires October 24, 2026________________

Statement of Witnesses

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed and that he executed it as his free and voluntary act for the purposes therein expressed.

___/s/ Dhruv Vyas_________________________________	Name: _ Dhruv Vyas______________________________
Witness #1	Address: _9 West 57th St.__________________________
_________New York, NY 10019_____________________

___/s/ Joseph Costa________________________________	Name: _Joseph Costa_____________________________
Witness #2	Address: __9 West 57th St__________________________
__________NY, NY 10019__________________________